Janus Aspen Series

Janus Henderson Forty Portfolio

Janus Henderson Global Technology and Innovation Portfolio

Supplement dated January 20, 2022

to Currently Effective Prospectuses

Effective on or about March 1, 2022, the prospectuses for Janus Henderson Forty Portfolio and Janus Henderson Global Technology and Innovation Portfolio (together, the “Portfolios”) are amended as follows:

1.	Under “Management” in the Portfolio Summary section of Janus Henderson Forty Portfolio’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Managers:  A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since June 2013. Brian Recht is Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2022. Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2016.

2.

Under “Management” in the Portfolio Summary section of Janus Henderson Global Technology and Innovation Portfolio’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Managers:  Jonathan Cofsky, CFA, is Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2022. Denny Fish is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2016.

3.	Under “Investment Personnel” in the Management of the Portfolio section of the Portfolios’ prospectuses, the following information replaces the corresponding information in its entirety:

Forty Portfolio

Co-Portfolio Managers A. Douglas Rao, Brian Recht, and Nick Schommer jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.

A. Douglas Rao is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has managed or co-managed since June 2013. Mr. Rao is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in History from the University of Virginia and a Master of Business Administration degree from the University of California, Los Angeles.

Brian Recht is Co-Portfolio Manager of Forty Portfolio, which he has co-managed since March 2022. Mr. Recht is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) in 2015. Mr. Recht holds a Bachelor of Arts degree (summa cum laude) in Government from Dartmouth College where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree from the Stanford Graduate School of Business and a Juris Doctorate from Stanford Law School.

Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has co-managed since January 2016. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.

Global Technology and Innovation Portfolio

Co-Portfolio Managers Jonathan Cofsky and Denny Fish jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.

Jonathan Cofsky, CFA, is Co-Portfolio Manager of Global Technology and Innovation Portfolio, which he has co-managed since March 2022. Mr. Cofsky is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined Janus Henderson Investors US LLC (formerly Janus Capital Management LLC) in 2014. Mr. Cofsky holds a Bachelor of Arts degree in Economics from Dartmouth College. He holds the Chartered Financial Analyst designation.

Denny Fish is Head of the Technology Sector of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Global Technology and Innovation Portfolio, which he has managed or co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Business Administration degree from the University of Southern California Marshall School.

Please retain this Supplement with your records.

Janus Aspen Series

Janus Henderson Forty Portfolio

Janus Henderson Global Technology and Innovation Portfolio

(the “Portfolios”)

Supplement dated January 20, 2022

to Currently Effective Statements of Additional Information

Effective on or about March 1, 2022, the statements of additional information (the “SAIs”) for the Portfolios are amended as follows:

1.

Under “Janus Henderson Investment Personnel” in the Trustees and Officers section of the Portfolios’ SAIs, the following information is added to the table under the heading “Other Accounts Managed” in alphabetical order:

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Jonathan Cofsky(8)**	Number of Other Accounts Managed Assets in Other Accounts Managed	1 $946.17M	None None	1(9) $3,834.37M

Brian Recht(10)**	Number of Other Accounts Managed Assets in Other Accounts Managed	None None	None None	None None
(8)

Effective on or about March 1, 2022, Co-Portfolio Manager Jonathan Cofsky assumed shared responsibility, with Mr. Fish, for the day-to-day management of Janus Henderson Global Technology and Innovation Portfolio. This information does not reflect other accounts that Mr. Cofsky is being appointed to manage concurrent with his appointment as Co-Portfolio Manager of Janus Henderson Global Technology and Innovation Portfolio.

(9)	One of the accounts included in the total, consisting of $3,834.37M of the total assets of the category, has a performance-based advisory fee.
(10)

Effective on or about March 1, 2022, Co-Portfolio Manager Brian Recht assumed shared responsibility, with Messrs. Rao and Schommer, for the day-to-day management of Janus Henderson Forty Portfolio. This information does not reflect other accounts that Mr. Recht is being appointed to manage concurrent with his appointment as Co-Portfolio Manager of Janus Henderson Forty Portfolio.

**	As of November 30, 2021.

2.	Under “Ownership of Securities” in the Trustees and Officers section of the Portfolios’ SAIs, the following information is added in alphabetical order:

Investment Personnel	Dollar Range of Equity Securities in the Portfolio(s) Managed		Aggregate Dollar Range of Equity Securities in the Fund Complex
Janus Capital

Jonathan Cofsky(1)**	Janus Henderson Global Technology and Innovation Portfolio	None	Over $1,000,000

Brian Recht(2)**	Janus Henderson Forty Portfolio	None	$500,001-$1,000,000
(1)

Effective on or about March 1, 2022, Co-Portfolio Manager Jonathan Cofsky assumed shared responsibility, with Mr. Fish, for the day-to-day management of Janus Henderson Global Technology and Innovation Portfolio.

(2)	Effective on or about March 1, 2022, Co-Portfolio Manager Brian Recht assumed shared responsibility, with Messrs. Rao and Schommer, for the day-to-day management of Janus Henderson Forty Portfolio.
**	As of December 31, 2021.

Please retain this Supplement with your records.